SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2025

COLUMBUS McKINNON CORPORATION
(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

001-34362	16-0547600
(Commission File Number)	(IRS Employer Identification No.)

13320 Ballantyne Corporate Place, Suite D	Charlotte	NC	28277
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number including area code: (716) 689-5400

_________________________________________________

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CMCO	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging Growth Company

If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The 2025 Annual Meeting of Shareholders (the “Annual Meeting”) of Columbus McKinnon Corporation (the “Company”) was held on August 15, 2025.

At the Annual Meeting, shareholders approved each of management’s proposals, which consisted of: (i) the election of nine (9) directors, each of whom will serve as a director of the Company for a term of one (1) year and until his or her successor is duly elected and qualified; (ii) the advisory vote on executive compensation; (iii) the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending March 31, 2026; (iv) the elimination of restrictions on the issuance of shares of the Company’s common stock in connection with the conversion of the Company’s Series A Cumulative Convertible Participating Preferred Shares, par value $1.00 per share (“Preferred Shares”) and on the voting of the Preferred Shares for the purposes of complying with Nasdaq Listing Rule 5635 (the “Nasdaq Listing Rules Proposal”); (v) the amendment of the Company’s restated certificate of incorporation to increase the number of authorized shares of the Company’s common stock (the “Authorized Shares Proposal”); (vi) the amendment of the Company’s restated certificate of incorporation to permit exercise of preemptive rights by CD&R XII Keystone Holdings, L.P. and its affiliated funds (the “Preemptive Rights Proposal”); and (vii) the adjournment of the Annual Meeting to a later date, or dates, if necessary, to permit further solicitation of proxies in the event there were not sufficient votes at the time of Annual Meeting to adopt the Nasdaq Listing Rules Proposal, the Authorized Shares Proposal, or the Preemptive Rights Proposal (the “Adjournment Proposal”).

The voting results of the director elections, the advisory vote on executive compensation, the ratification of the appointment of Ernst & Young LLP, and the approval of the Nasdaq Listing Rules Proposal, Authorized Shares Proposal, Preemptive Rights Proposal and Adjournment Proposal, which each were described in more detail in the definitive proxy statement relating to the Annual Meeting that the Company filed with the Securities and Exchange Commission on June 30, 2025, are set forth below.

Proposal 1: Election of Directors

The following table reflects the tabulation of the votes with respect to each director who was elected at the Annual Meeting. Each director received a majority vote.

Name	Votes For	Votes Against	Votes Withheld	Broker Non-Vote
David J. Wilson	20,074,293	620,862	6,144	2,748,270
Gerald G. Colella	19,925,719	769,388	6,192	2,748,270
Chad R. Abraham	20,076,897	618,459	5,943	2,748,270
Aziz S. Aghili	19,899,063	796,032	6,204	2,748,270
Jeanne Beliveau-Dunn	19,959,455	727,834	14,010	2,748,270
Kathryn V. Bohl	20,074,426	614,034	12,839	2,748,270
Michael Dastoor	20,076,438	617,498	7,363	2,748,270
Chris J. Stephens, Jr.	20,184,242	511,365	5,692	2,748,270
Rebecca Yeung	20,101,332	587,127	12,840	2,748,270

Proposal 2: Advisory Vote on Executive Compensation

The following table reflects the tabulation of the votes with respect to the approval of the advisory vote on executive compensation:

Votes For	Votes Against	Abstained	Broker Non-Vote
18,941,348	1,734,281	25,670	2,748,270

Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm

The following table reflects the tabulation of the votes with respect to the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for fiscal year ending March 31, 2026:

Votes For	Votes Against	Abstained	Broker Non-Vote
22,692,353	569,431	187,785	—

Proposal 4: The Nasdaq Listing Rules Proposal

The following table reflects the tabulation of the votes with respect to the approval of the Nasdaq Listing Rules Proposal:

Votes For	Votes Against	Abstained	Broker Non-Vote
19,470,889	1,219,288	11,122	2,748,270
Proposal 5: The Authorized Shares Proposal

The following table reflects the tabulation of the votes with respect to the approval of the Authorized Shares Proposal:

Votes For	Votes Against	Abstained	Broker Non-Vote
19,901,159	787,147	12,993	2,748,270
Proposal 6: The Preemptive Rights Proposal

The following table reflects the tabulation of the votes with respect to the approval of the Preemptive Rights Proposal:

Votes For	Votes Against	Abstained	Broker Non-Vote
19,873,742	815,154	12,403	2,748,270

Proposal 7: The Adjournment Proposal

The following table reflects the tabulation of the votes with respect to the approval of the Adjournment Proposal:

Votes For	Votes Against	Abstained	Broker Non-Vote
19,158,912	1,532,663	9,724	2,748,270

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
(d)  Exhibits.

EXHIBIT NUMBER	DESCRIPTION

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLUMBUS McKINNON CORPORATION

By:	/s/ Alan S. Korman
Name:	Alan S. Korman
Title:	SVP General Counsel, Corporate Development,
and Corporate Secretary

Dated: August 18, 2025